                               SCHEDULE 14A
                              (RULE 141-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement          / / Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e) (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

              RENAISSANCE CAPITAL PARTNERS, LTD.
 ---------------------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)
       N/A
 ---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Person(s) Filing Proxy Statement, if other than the Registrant)
     /X/ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-
         6(i) (2) or Item 22(a) (2) or Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i) (3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
       0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
 ----------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         N/A
 ----------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
 ----------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         N/A
 ----------------------------------------------------------------------------
     (5) Total fee paid:
         N/A
 ----------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
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  (2) Form, Schedule or Registration Statement No.:
         N/A
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    (3) Filing Party:
         Renaissance Capital Partners, Ltd.
 ----------------------------------------------------------------------------
    (4) Date Filed:
    April 2, 1996
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
                   RENAISSANCE CAPITAL PARTNERS, LTD.
                8080 North Central Expressway, Suite 210
                         Dallas, Texas 75206

              NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
                      To Be Held April 26, 1996

To the Limited Partners of
Renaissance Capital Partners, Ltd.:

     NOTICE is HEREBY GIVEN that the 1996 Annual Meeting of Limited Partners (the "Annual Meeting") of Renaissance Capital Partners, Ltd., a Texas limited partnership regulated as a Business Development Company under the Investment Company Act of 1940 ("Renaissance Partners"), will be held at The Westin Hotel, Galleria Dallas, Texas, on April 26, 1996, at 1:30 p.m., local time, for the following purposes:

     1. To consider and vote on a proposal to ratify the appointment by the Independent General Partners of Renaissance Partners of KPMG Peat Marwick as independent public accountants for Renaissance Partners for the fiscal year ending December 31, 1996; and

     2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s) thereof.

     In addition to business matters, Limited Partners will have the opportunity to meet a selected panel of the principal officers of the Partnership s Portfolio Companies and to hear their business reviews.

     The General Partners have fixed the close of business on March 1, 1996, as the record date (the Record Date") for the determination of Limited Partners entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Whole and fractional limited partnership units ("Units") will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages as defined in the Restated Agreement and Articles of Limited Partnership of Renaissance Partners. Partnership Percentages entitled to vote at the Annual Meeting have been determined as of March 5, 1996. Only Limited Partners of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed. A list of Limited Partners entitled to vote at the Annual Meeting will be available for examination at the offices of Renaissance Partners for ten days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the annual meeting in person, you are urged to promptly mark, sign, date and return the accompanying form of Proxy in the enclosed, self-addressed, stamped envelope so that your Units may be voted at the Annual meeting. Your Proxy will be returned to you if you are present at the Annual Meeting and request such return or if you request return in the manner provided for revocation of proxies on the initial pages of the enclosed proxy statement. Prompt response by our Limited Partners will reduce the time and expense of solicitation.

                       By Order of the General Partners of
                       Renaissance Capital Partners, Ltd.


                       BARBE BUTSCHEK
                       Secretary of Renaissance Capital Group, Inc.
                       Managing General Partner
Dallas, Texas
March 15, 1996
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
                RENAISSANCE CAPITAL PARTNERS, LTD.

                        PROXY STATEMENT
                              For
                ANNUAL MEETING OF LIMITED PARTNERS
                     To Be Held April 26, 1996

                      SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to Limited Partners of Renaissance Capital Partners, Ltd., a Texas limited partnership regulated as a Business Development Company under the Investment Company Act of 1940 ("Renaissance Partners"), in connection with the solicitation of proxies to be voted at the 1996 Annual Meeting of Limited Partners (the "Annual Meeting") to be held on April 26, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Limited Partners and at any adjournment(s) thereof. Said solicitation of proxies is issued by the General Partners of Renaissance Partners on behalf of Renaissance Partners. This Proxy Statement and form of proxy is first being sent to Limited Partners of Renaissance Partners on or about March 15, 1996.

     The accompanying form of proxy is designed to permit each holder of whole or fractional limited partnership units of Renaissance Partners
( Units ) to vote for or against or to abstain from voting on Proposal One and to authorize the proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a Limited Partner's executed proxy card specifies a choice with respect to a voting matter, the Units will be voted accordingly. If no such specifications are made, such proxy will be voted by those persons named in the proxy at the Annual Meeting FOR the adoption of the proposal to ratify the appointment of KPMG Peat Marwick as independent public accountants for Renaissance Partners for the current fiscal year.

     The General Partners encourage the personal attendance of the Limited Partners at the Annual Meeting, and execution of the accompanying proxy will not affect a Limited Partner's right to attend the Annual Meeting and to vote in person.

     Any Limited Partner giving a proxy has the right to revoke it by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210, Dallas, Texas 75206 at any time before the proxy is voted or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting his or her Units in person. No such notice of revocation or later-dated proxy, however, will be effective until received by Renaissance Capital Group, Inc. (herein
 Renaissance Group ) at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of Renaissance Group may solicit the return of proxies by personal interview, mail, telephone and facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Units. All costs of solicitation will be borne by Renaissance Partners. At the request of a Record Holder who holds for others and at no charge, copies will also be furnished to the Record Holder for distribution to such beneficial holders or, if so requested, directly to the beneficial holders.

     Renaissance Partner s principal offices are located at 8080 N. Central Expressway, Suite 210, Dallas, Texas 75206, and its telephone number is (214) 891-8294.

                         PURPOSES OF THE MEETING

     At the Annual Meeting, the Limited Partners will have the opportunity to meet selected principal officers of the Partnership s Portfolio Companies and to hear their business reviews. In addition, the Limited Partners of Renaissance Partners will consider and vote upon the following matters:

     1. A proposal to ratify the appointment by the Independent General Partners of Renaissance Partners of KPMG Peat Marwick as independent public accountants for the fiscal year ending December 31, 1996; and

     2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.

              VOTING SECURITIES AND PRINCIPAL UNITHOLDERS

     The General Partners of Renaissance Partners have fixed the close of business on March 1, 1996, as the record date (the "Record Date") for the Annual Meeting. Whole and fractional Units will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages as defined in the Restated Agreement and Articles of Limited Partnership of Renaissance Partners (the "Partnership Agreement")]. Pursuant to Section
11.3 of the Partnership Agreement, Partnership Percentages entitled to vote at the Annual Meeting have been determined as of March 5, 1996. Only holders of record of the outstanding Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, Renaissance Partners had issued and outstanding 128.86 Units. The Units are the only class of securities entitled to vote at the Annual Meeting. A Limited Partner is entitled to vote his whole or fractional Units held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting.

                          REQUIRED VOTE

     The affirmative vote of a majority of the votes represented at the Annual Meeting is required to ratify the appointment by the Independent General Partners of KPMG Peat Marwick as independent public accountants for the current fiscal year.

                          UNIT OWNERSHIP

     At March 1, 1996, Renaissance Group does not own any Units of Renaissance Partners. The following table sets forth information concerning the number of Units of Renaissance Partners beneficially owned at March 1, 1996, by (i) the persons who, to the knowledge of Renaissance Group's management, beneficially owned more than 5% of the outstanding Units, (ii) each director or executive officer of Renaissance Group and (iii) the directors and executive officers as a group:
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

     Name and Address               Units Beneficially     Percent of Total
     of Beneficial Owner                 Owned            Units Outstanding
     -------------------               ----------         -----------------

     HEB Investment and Retirement
        Plan Trust
     P.O. Box 839999
     San Antonio, Texas 78212            12.75                9.89%

     Russell Cleveland
     8080 North Central Expressway,
        Suite 210
     Dallas, Texas 75206                  4.00                3.10%

     Elroy G. Roelke
     8080 North Central Expressway,
        Suite 210
     Dallas, Texas 75206                  0.50                0.40%

     Barbe Butschek
     8080 North Central Expressway,
        Suite 210
     Dallas, Texas 75206                  0.25                0.20%

     All directors and executive
       officers as a group                4.75                 4.0%

     To the knowledge of management, no other person beneficially owned 5% or more of the outstanding Units.


                   INFORMATION REGARDING MANAGEMENT

General Partners; Directors and Executive Officers of Renaissance Group, Investment Advisory Agreement

     Mr. Ernest C. Hill and Mr. Don M. Patterson serve as the Independent General Partners of Renaissance Partners. Renaissance Group is the Managing General Partner of Renaissance Partners and also serves as the investment adviser. In such capacity, Renaissance Group manages the day-to-day business and operations of Renaissance Partners. Renaissance Partners has no officers or directors. Instead, officers and directors of Renaissance Group perform all management functions for Renaissance Partners pursuant to an Investment Advisory Agreement that has been previously ratified by the Limited Partners of Renaissance Partners and that was extended for one year by Independent General Partners at the January 16, 1996 meeting.

     Renaissance Partners has been unable to pay Renaissance Group its fee as required by the Investment Advisory Agreement because of a lack of cash flow and this fee is being accrued on the books of Renaissance Partners. As of December 31, 1995, Renaissance Partners owed Renaissance Group $684,379 in past due investment advisory fees. In addition, Renaissance Group has made payments to Renaissance Partners in the amount of $59,000 for expense reimbursement that Renaissance Partners paid Renaissance Group in order to provide Renaissance Partners with cash flow to make further follow-on investments and for payment of Independent General Partner quarterly directors fees.
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

     Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside Renaissance Partners' business. Renaissance Group and its officers and employees devote such time to Renaissance Partners' business as is necessary for the conduct of Renaissance Partners' operations. In addition to the Partnership, Renaissance Group serves as Managing General Partner and investment adviser for Renaissance Capital Partners II, Ltd., a business development company with goals and operations comparable to those of the Partnership. Renaissance Group also serves as investment adviser to Renaissance Capital Growth & Income Fund III, Inc., a closed-end business development company with goals and operations comparable to those of the Partnership.

BACKGROUND AND EXPERIENCE OF INDEPENDENT GENERAL PARTNERS

     Mr. Ernest C. Hill, age 56, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill s prior experience includes service as Assistant Professor of Finance, Southern Methodist University, and Associate Director of the Southwestern Graduate School of Banking.

     Mr. Don M. Patterson, age 52, has experience both as a corporate executive officer and as a professional corporate advisor. Professionally qualified as a CPA and an attorney, Mr. Patterson has, for more than 5 years, been primarily self-employed, serving as a financial consultant to smaller public companies. From 1988 to 1990, he served as Senior Vice President and Chief Financial Officer of Securities Services Insurance Company, a specialty insurance carrier. From 1986 to 1988, he served as Vice President-Financial and Administration for Computer Support Corp. Mr. Patterson holds a BSBA/Accounting degree from the University of Tulsa and a JD degree from the University of Tulsa College of Law. Mr. Patterson also currently serves as a director of Dallas Athletic Supply, Inc.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation for 1995 paid by Renaissance Partners to each Director, and the aggregate compensation paid to each of the Directors for the most recently completed fiscal year by other funds to which Renaissance Group provides investment advisory services (collectively, the Renaissance Fund Complex ) is as set forth below:

                                         Pension or                         Total
                        Aggregate        Retirement                         Compensation
                        Compensation     Benefits Accrued   Estimated       from Fund and
Name of Independent     from Fund        As Part of Fund    Benefits upon   Renaissance Fund
Director                                 Expenses           Regirement      Complex

Ernest C. Hill           $24,000           $0                   $0           $71,355

Don M.  Patterson        $24,000           $0                   $0           $24,000

Background and Experience of Directors and Officers of Renaissance Capital

     The following table sets forth certain information regarding the directors and officers of the Managing General Partner:

                Name                          Position
          Russell Cleveland               Chairman, President,
                                          Chief Executive Officer
                                          and Director

          Vance M Arnold                  Executive Vice President

          Elroy G. Roelke                 Senior Vice President, General
                                          Counsel
                                          and Director

          Barbe Butschek                  Senior Vice President, Treasurer
                                          and Secretary and Director

          Mardon M. Navalta               Vice President

          Martin J. Cohen                 Vice President

     Russell Cleveland, age 57, is the principal founder and majority shareholder of Renaissance Group. He is a Chartered Financial Analyst with over twenty-five years experience as a specialist in investments for smaller capitalization companies. Mr. Cleveland currently serves as a director of Greiner Engineering, Inc. (NYSE), a former portfolio investment of a Renaissance Group investment partnership. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts and as the investment advisor director designee for the following Renaissance Partners portfolio companies: Biopharmaceutics, Inc., Global Environmental, Inc., and UNICO, Inc.

     Vance M. Arnold, age 51, joined Renaissance Group in 1994. Mr. Arnold is a Chartered Financial Analyst and has served as President of the Houston Society of Financial Analysts. He holds a BBA from the University of Texas at Austin and an MBA from East Texas State University. Before joining Renaissance, Mr. Arnold served, from April, 1988 to September, 1994, as Senior Vice President of Investment Advisors, Inc., Houston, Texas.

     Elroy G. Roelke, age 65, has served as Senior Vice President and General Counsel of Renaissance Group since January 1989. Before joining Renaissance, Mr. Roelke was engaged in the private practice of law. He continues substantial engagement, as principal shareholder and Chairman, in the operation of Knollwood Mercantile Company, a family owned retail convenience store and liquor store business. Mr. Roelke is a graduate of Valparaiso University with degrees in business and law and is licensed to practice law in the States of Texas and Minnesota. Mr. Roelke serves as the investment advisor director designee for the following public companies: Microlytics, Inc., Tricom Corporation, CEL Communications, Inc. and Biodynamics International, Inc.. CEL Communications, Inc. is currently operating under Chapter 11 of the Federal Bankruptcy Code.

     Barbe Butschek, age 41, has been associated with Renaissance Group and its predecessor companies since 1977. As Senior Vice President and Secretary/Treasurer, she has been responsible for office management, accounting management, and records management of the series of investor limited partnerships. Ms. Butschek supervises investor records and
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

information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Barbe Butschek serves as Secretary for Renaissance Capital Partners II, Ltd., the Partnership and as Secretary and Treasurer of Renaissance Capital Growth & Income Fund III, Inc.. She also serves as Secretary of RenCap Securities, Inc., a wholly-owned subsidiary of Renaissance Group and registered Broker-Dealer.

     Mardon M. Navalta, age 35, joined Renaissance Group in June 1993. His principal responsibilities include investment research and due diligence analysis on prospective new investments. Mr. Navalta s prior experience includes employment with Dallas Research & Trading, Inc. from 1991 to 1993, where he served as a registered representative and analyst, managing client investments. Before 1991, he spent five years as an analyst for Dallas Securities Investment Corporation, where he specialized in research, quantitative analysis, and due diligence investigations. Mr. Navalta holds a degree in Finance from North Texas State University.

     Martin J. Cohen age 61, has been associated with Renaissance Capital Group since 1989, first as a selling Broker/Dealer and Limited Partner and, since 1993, as Vice President - Marketing. He is a Certified Financial Planner and is responsible for investment marketing, investor relations and new investment development. Mr. Cohen was engaged in the securities industry for more than eighteen years before joining Renaissance Group. He has served as a representative of Eppler Guerin and Turner, Inc. and, since 1987, as the Principal of Balanced Financial Securities Corp., an NASD Broker/Dealer. Mr. Cohen has a profits interest in the Renaissance Group s management incentive fee. Martin Cohen is a graduate of Union College, Schenectady, New York.
Mr. Cohen serves as President and Registered Principal of RenCap Securities, Inc., a wholly-owned subsidiary of Renaissance Group and registered Broker-Dealer.


                     MATTERS  TO BE CONSIDERED AT MEETING

                                PROPOSAL ONE
          PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick examined the financial statements of Renaissance Partners for the fiscal year ending December 31, 1995. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting. The KPMG Peat Marwick representative will respond to appropriate questions and will have an opportunity to make a statement, should he or she desire to do so.

     The Independent General Partners have appointed KPMG Peat Marwick to examine the financial statements of Renaissance Partners for the fiscal year ending December 31, 1996. Ratification is required for the appointment of KPMG Peat Marwick because of regulatory requirements under the 1940 Act. The affirmative vote of a majority of the votes represented at the Annual Meeting is required to ratify the appointment by the Independent General Partners of KPMG Peat Marwick as independent public accountants for the current fiscal year.

     THE GENERAL PARTNERS OF RENAISSANCE PARTNERS RECOMMEND THAT EACH LIMITED PARTNER VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK AS RENAISSANCE PARTNERS' INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                               PROPOSAL TWO
                              OTHER BUSINESS

     Management knows of no other business to be presented at the Annual Meeting that will be voted on by the Limited Partners. If, however, other matters should properly come before the Annual Meeting or any adjournment(s) thereof, the person or persons voting such proxy will vote the proxy as in their discretion they may deem appropriate.


                        LIMITED PARTNER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Age of 1934, as amended, Limited Partners may present proper proposals for inclusion in Renaissance Partners' proxy statement for consideration at its Annual Meeting of Limited Partners by submitting proposals to Renaissance Partners in a timely manner. In order to be so included for the 1997 Annual Meeting of Limited Partners, Limited Partner proposals must be received by Renaissance Group by December 21, 1996, and must otherwise comply with the requirements of Rule 14a-8.

     COPIES OF THE ANNUAL REPORT ON FORM 10-K HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF YOU WOULD LIKE A COPY OF SAID REPORT, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD AND ENCLOSE THE CARD IN THE SELF-ADDRESSED POSTAGE PAID ENVELOPE AND A COPY OF THE REPORT SHALL BE FORWARDED TO YOU FREE OF CHARGE BY FIRST CLASS MAIL.

                              By Order of the General Partners of
                              Renaissance Capital Partners, Ltd.


                              BARBE BUTSCHEK
                              Secretary of Renaissance Capital Group, Inc.
                              Managing General Partner
Dallas, Texas
March 15, 1996


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. LIMITED PARTNERS WHO DO NOT EXPECT TO ATTEMD THE MEETING AND WISH THEIR UNITS TO BE VOTED ARE URGED TO DATE, SIGN AND REGURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.